[MHM, February 28, 2006]

[Translation]

Annual Securities Report

(the Eleventh Term) From: October 1, 2004 To: September 30, 2005

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report
(the Eleventh Term)
From: October 1, 2004
To: September 30, 2005

To: Director of Kanto Local Finance Bureau
Filing Date of SRS: February 28, 2006

Name of the Registrant Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title	Charles E. Porter
of Representative:	Executive Vice President, Associate Treasurer and
Principal Executive Officer

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = ¥ 118.07, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 2005.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I.      INFORMATION ON THE FUND

I.      DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund: a. Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called “Putnam DIT” in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M and class C shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder’s permission and send the shareholder the proceeds. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders’ shares, and shareholders may purchase additional shares at any time to avoid a redemption. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may at any time establish one, which could apply to both present and future shareholders.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

b. Objects and Basic Nature of the Fund:

GOAL

The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS
We invest mainly in bonds that:

* are obligations of companies and governments worldwide;

* are either investment-grade or below investment-grade; and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the Fund’s net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

* High yield sector: lower-rated bonds of U.S. companies.

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

* The risk that the issuers of the Fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal.
Because the Fund invests significantly in below investment-grade bonds
(sometimes referred to as “junk bonds”), it is subject to heightened credit risk.
Investors should carefully consider the risks associated with an investment in the Fund.

* The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise.
Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund: (A) Structure of the Fund

Related Companies of the Fund

Fund
Putnam Diversified Income Trust
Trustees
(Agreement and Declaration of Trust)
Investor Servicing Agreement
Custodian Agreement
Distribution Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Custodian Investor Servicing Agent
Putnam Fiduciary Trust Company
(acts as custodian and investor servicing agent of the Fund)
Japan Dealer Sales Agreement
Agent Company Agreement
Management Contract
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Distributor in Japan Agent Company
SMBC Friend Securities Co., Ltd.
(forwarding of sales in Japan and rendering of service as agent company)
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(acts as investment adviser for a portion of the Fund's assets)

(B) The Names of Related Parties of the Fund, their Roles in Management of the Fund and Outline of Agreements concluded between the Related Parties and the Fund or concluded between the Related Parties:

Name	The role in	Outline of the Agreement
management of the
Fund

Putnam Investment	Investment	Management Contract with the Fund
Management, LLC	Management Company	dated January 20, 1997 (Note 1)

Putnam	Sub-Investment	Sub-Management Contract
Investments	Management Company	(Note 2) with Investment
Limited		Management Company dated January
1, 2006

Putnam Fiduciary	Custodian and Investor	Custodian Agreement with the Fund
Trust Company	Servicing Agent	dated May 3, 1991 (as amended on
June 1, 2001). (Note 3)
Amended and Restated Investor
Servicing Agreement with the Fund
dated January 1, 2005

Putnam Retail	Principal Underwriter	Class C Distribution Plan and
Management		Agreement with the Fund dated
Limited Partnership		January 8, 1999
Class M Distribution Plan and
Agreement with the Fund dated
November 28, 1994

SMBC Friend	Distributor in Japan	Japan Dealer Sales Agreement was
Securities Co., Ltd.		made with Principal Underwriter on
May 19, 1997 (amended on February
1, 2003) regarding Class C shares and
M shares in Japan (Note 4)

SMBC Friend	Agent Company	Agent Securities Company
Securities Co., Ltd.		Agreement was made with the Fund
on February 1, 2003 regarding Class
C shares (Note 5)
Agent Securities Company
Agreement was made with the Fund
on May 2, 1997 regarding Class M
shares

(Note 1) Management Contract is an agreement by which Investment Management Company agrees to provide investment management services of Fund and investment advisory services of Fund's assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund’s assets as determined from time to time by Investment Management Company.

(Note 3) Custodian Agreement is an agreement by which Custodian agrees to provide custody services of Fund's.

(Note 4) Japan Dealer Sales Agreement is an agreement by which Distributor in Japan agrees to sell Shares delivered by Principal Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 5) Agent Company Agreement is an agreement by which Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(C) Outline of the Management Company

1. Fund

a) Law of Place of Incorporation:

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

b) Purpose of the Fund: The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c)	History of the Fund:
	August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.
	September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.
d)	Amount of Capital Stock:
Not applicable.

e) Information Concerning Major Shareholders:
Not applicable.

2. Putnam Investment Management, LLC (Investment Management Company)

a) Law of Place of Incorporation:

Putnam Investment Management, LLC is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

b) Purpose of the Company:

Investment Management Company’s sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c) History of the Company:

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. Approximately 300 Investment specialists in Boston, London and Tokyo with more than 10 years’ experience on average in asset management field are in charge of management. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Investment Management Company is the nineteenth largest investment management company in United States ranked by total assets (source: Investment Company Institute's Report as of November, 2005) and manages the funds in the Putnam Family, with over $126 billion in an aggregate net asset value in nearly 11 million shareholder accounts as of the end of December, 2005. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds. Total assets under management of Putnam Group are nearly US$189 billion as of the end of December 2005.

Putnam Investment Management, LLC, Putnam Retail Management L.P., Putnam Investments Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam LLC, which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

d) Amount of Capital Stock:

1. Amount of member’s equity (as of the end of December, 2005) $68,054,635*

2.	Member’s equity for the past five years:
	Year	Member’s Equity
	End of 2001	$170,497,323
	End of 2002	$138,739,094
	End of 2003	$144,486,000
	End of 2004+	-$9,155,466
	End of 2005	$68,054,635*

* This figure is unaudited.

+ During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

e) Information Concerning Major Shareholders:

As of the end of December, 2005, all the outstanding interests of Investment Management Company were owned by Putnam, LLC.

2. INVESTMENT POLICY

(1) Investment Policy

GOAL

The Fund seeks as high a level of current income as Investment Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide

* are either investment-grade or below investment-grade and

* have intermediate to long-term maturities (three years or longer)

(2) Objects of Investment

Under normal market conditions, we invest 15% - 65% of the Fund’s net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

* High yield sector: lower-rated bonds of U.S. companies.

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

(3) Structure of the Management of the Fund

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet at least 11 times a year and review the performance of each fund with its manager at least quarterly.

The Fund's Trustees oversee the general conduct of the Fund's business. The Trustees have retained Putnam Management to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business. The basis for the Trustees’ approval of the Fund’s management contract and the sub-management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2005. The Fund pays Putnam Management a quarterly management fee for these services based on the Fund's average net assets. The Fund paid Putnam Management a management fee (after applicable waivers) of 0.52% of average net assets for the Fund’s last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109, U.S.A.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

Investment Management Company has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages. PIL provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. Investment Management Company and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed Income and Core Fixed Income High Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the Fund’s Portfolio Leader and Portfolio Members coordinate the teams’ efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.

As of the Fund’s fiscal year-end, William Kohli was also a Portfolio Leader of Putnam Premier Income Trust and Putnam Master Intermediate Income Trust and was also Portfolio Member of Putnam Global Income Trust; Rob

Bloemker was also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust and Putnam U.S. Government Income Trust; Jeffrey Kaufman was also Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust; Paul Scanlon was also Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust and Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust; David Waldman was also Portfolio Member of Master Intermediate Income Trust and Putnam Premier Income Trust. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon and David Waldman may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

Changes in the Fund’s Portfolio Leader and Portfolio Members

During the fiscal year ended September 30, 2005, Portfolio Members Rob Bloemker, Jeff Kaufman and Paul Scanlon joined the Fund’s management team, and Portfolio Member Steve Peacher left the Fund’s management team. William Kohli has served as Portfolio Leader of the Fund since May 2002, when Putnam Management introduced this designation.

Fund ownership. The following table shows the dollar ranges of shares of the Fund owned by the professionals listed above at the end of the Fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Investment in the Fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned Fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

The following table shows how much the members of Putnam's Executive Board have invested in the Fund (in dollar ranges). Information shown is as of the end of the Fund’s last two fiscal years.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Fund, Multi-Sector Income Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each of your investment management teams varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the Fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. In principle, the Fund pays distributions on the 20th day of each month to Japanese investors who hold shares as of the Record Date(*) of around 11th day of each month. Japanese investors will be paid distributions on the fourth business day in Japan since the SMBC Friend confirms the payment by Putnam.

* Record Date shall be 7 Fund business days before 20th day of each month in principle and the next Fund business day of such Record Date shall be Ex-dividend Date. Fund business day means a day on which the New York Stock Exchange (NYSE) is open for business.

(5)	Restrictions of Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.) The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to non-fundamental investment restriction (1) above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund’s net asset value; and

4. The Fund will not, together with other mutual funds managed by Putnam Investment, Inc., acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

3. INVESTMENT RISKS

(1) Risk Factor

The Fund’s main investment strategies and related risks.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the Fund's goal by investing mainly in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. We will not invest less than 15% of the Fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the Fund’s main investment strategies follows.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Non-U.S. investments. The Fund considers a non-U.S. company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Non-U.S. investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

* Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices.

For the same reason, we may at times find it difficult to value the Fund’s non-U.S. investments.

* Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Non-U.S. withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, non-U.S. investments.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets or investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund’s non-U.S. investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

Hybrid instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission (CFTC), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Alternative strategies. Under normal market conditions, we keep the Fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Inter-Bank Offer Rate (LIBOR) or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below investment grade in quality, most also are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable.

Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $215,536 in brokerage commissions during the last fiscal year, representing less than 0.01% of the fund’s average net assets. Of this amount, no payments were made to brokers who also provided research services.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio, they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class A shares (not offered in Japan) results in a “combined cost ratio” of 0.92% of the fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “markup” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Investment in Japanese Yen. Because the Fund consists of US dollars, purchase or repurchase of the Fund securities in Yen carries the risk of exchange.

(2) Management Structure for the Risks

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES, ETC. AND TAX

(1) Sales charge

(a) Sales charge in overseas markets (United States of America):

Class C shares

- No initial sales charge; your entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B shares (not offered in Japan) or class C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares

		Class M sales charge
		as a percentage of*:

Amount of purchase at offering
price ($)		Net amount invested	Offering price**

Under 50,000		3.36%	3.25%

50,000 but under 100,000		2.30	2.25

100,000	but under 250,000	1.27	1.25

250,000	but under 500,000	1.01	1.00

500,000	but under 1,000,000	1.01	1.00

1,000,000 and above		NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

(b) Sales charge in Japan:

Not applicable since the Fund currently does not accept any subscription.

(2) Repurchase charge

(a) Repurchase charge in overseas markets (United States of America):

Class C shares

No repurchase fee will be charged, however the above Deferred Sales Charge in  (1)(a) will be charged on redemption.

Class M shares

No repurchase fee will be charged.

(b) Repurchase charge in Japan Class C shares

No repurchase fee will be charged, however the following contingent deferred sales charge (“CDSC”) will be charged on redemption. Consumption Tax will not be imposed on CDSC.

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

The CDSC will be applied against the lesser of issue amount at the time of purchase or repurchase proceeds. For the calculation of the duration from purchase to redemption, a period counting from the date of purchase to the last day of the corresponding month of the next year.

Class M shares No repurchase fee will be charged.

(3) Management Fee, etc.:

(a) Management Fees

Under a Management Contract dated January 20, 1997, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455 % of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Pursuant to the Management Contract, the Fund incurred $25,577,106, $29,996,404, $25,294,593 in management fees (after applicable waivers) for the fiscal years ending on September 30, 2005, 2004 and 2003, respectively. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2005 and 2004 reflect the waiver of $545,019 and $202,709, respectively, in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

Sub-advisor. Pursuant to the terms of a sub-management agreement between Investment Management Company and PIL, Investment Management Company (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by PIL from time to time.

(b) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed. For the fiscal year ending on September 30, 2005, the Fund paid $5,508,340 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company before the expense reduction, and $4,568,765 after the expense reduction.

(c) Fee on Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to Putnam Retail Management L.P. at the annual rate of up to 1.00% of average net assets attributable to Class C shares.

Payments under the plans are intended to compensate Putnam Retail Management L.P. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to dealers mentioned below and repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management L.P.

For the fiscal year ending on September 30, 2005, the Fund paid fees under the Class C distribution plan of $2,386,436 for Class C shares sold in the United States.

(d) Fee on Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management L.P. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. SMBC Friend and other dealers are paid from the 0.50% that the Fund pays Putnam Retail Management L.P.

Payments under the plans are intended to compensate Putnam Retail Management L.P. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to the above dealers . Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management L.P.

For the fiscal year ending on September 30, 2005, the Fund paid fees under the distribution plan of $13,935,245 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $97,104 for Fiscal 2005.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2005.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of
	Diversified Income Trust	shares held in all of the
	shares owned	Putnam funds overseen by
		Trustee
Jameson A. Baxter	$1-$10,000	over	$100,000
Charles B. Curtis	$1-$10,000	over	$100,000
Myra R. Drucker	$1-$10,000	over	$100,000
John A. Hill	$10,001-$50,000	over	$100,000
Paul L. Joskow	$1-$10,000	over	$100,000
Elizabeth T. Kennan	$1-$10,000	over	$100,000
John H. Mullin, III	$10,001-$50,000	over	$100,000
Robert E. Patterson	$10,001-$50,000	over	$100,000
W. Thomas Stephens	$1-$10,000	over	$100,000
Richard B. Worley	$1-$10,000	over	$100,000
*Charles E. Haldeman, Jr.	$10,001-$50,000	over	$100,000
*George Putnam, III	$10,001-$50,000	over	$100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s fiscal year, are shown in the table below:

Audit and Compliance Committee*	21

Board Policy and Nominating Committee	11

Brokerage Committee**	7

Contract Committee	16

Distributions Committee	10

Executive Committee	1

Marketing Committee***	16

Pricing Committee*	21

Shareholder Communications and Relations	16
Committee***

Investment Process Committee	-

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings shown for each separate committee represents the number of meetings held during your fund’s last fiscal year by the combined Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, the responsibilities of the Communication, Service and Marketing Committee were divided between two separate committees, the Marketing Committee and the Shareholder

Communications and Relations Committee. The number of meetings shown for each separate committee represents the number of meetings held during your fund’s last fiscal year by the combined Communication, Service and Marketing Committee prior to the formation of the new committees.

**** The Investment Process Committee began meeting in January 2006.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2005, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2005:

COMPENSATION TABLE

		Pension or	Estimated
	Aggregate	retirement	annual	Total
Trustees/Year	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)(3)

Jameson A. Baxter/1994(4)	$5,319	$1,677	$110,500	$237,250

Charles B. Curtis/2001	$5,979	$3,091	$113,900	$231,500

Myra R. Drucker/2004(5)	$4,552	N/A	N/A	$224,250

Charles E. Haldeman Jr./2004(5)	$0	$0	N/A	$0

John A. Hill/1985(4)(6)	$9,443	$2,181	$161,700	$422,813

Ronald J. Jackson/1996(4)(7)	$4,145	$1,859	$107,400	$107,333

Paul L. Joskow/1997(4)	$5,590	$1,768	$113,400	$228,500

Elizabeth T. Kennan/1992	$5,296	$2,153	$108,000	$229,250

John H. Mullin, III/1997(4)	$5,210	$1,922	$107,400	$220,000

Robert E. Patterson/1984	$5,067	$1,166	$106,500	$222,000

George Putnam, III/1984(6)	$6,000	$1,045	$130,300	$262,750

W. Thomas Stephens/1997(4)	$5,153	$1,917	$107,100	$211,250

Richard B. Worley/2004(5)	$4,485	N/A	N/A	$218,750

(1) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004.

(2) As of December 31, 2005, there were 108 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Includes amounts (ranging from approximately $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and investigatory matters.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2005, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $20,638; Mr. Hill - $79,600; Mr. Jackson - $39,588; Mr. Joskow - $24,387; Mr. Mullin - $23,535; and Mr. Stephens - $4,534.

(5) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

(6) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(7) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

Investment Management Company places all orders for purchases and sales of the Fund’s portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2005, 2004 and 2003, the Fund paid $215,536, $474,646 and $254,227 in brokerage commissions, respectively. Portfolio turnover during the Fund's 2005 fiscal year was higher than for fiscal year 2004 due to a reduction of holdings in the high-yield bond area and an increase in mortgage and securitized bonds. The brokerage commissions for the Fund’s 2005 fiscal year were higher than the Fund’s two prior fiscal years due to an increase of trades in equity securities.

For the fiscal year ending on September 30, 2005, the Fund paid $24,885,314 (reflecting a reduction in management fees in connection with the Fund’s investment in Putnam Prime Money Market Fund) in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of unitholders in Japan of funds is as follows:

(1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the fund’s currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty that recently entered into force. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund qualifies as a public offered, foreign government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

I. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

		(as of the end of December, 2005)

			Investment
		Total	Ratio
Types of Assets	Name of Country	U.S. Dollars	(%)

Corporate Bonds	United States	735,431,080	22.03
	Luxembourg	40,082,636	1.20
	Canada	37,122,373	1.11
	Cayman Islands	22,686,651	0.69
	France	10,102,832	0.30
	United Kingdom	9,778,794	0.29
	Germany	8,375,702	0.25
	Ireland	8,072,780	0.24
	Ukraine	5,838,000	0.18
	Philippines	1,872,675	0.06
	Brazil	1,565,190	0.05
	Bermuda	141,178	0.00

Sub-total		881,069,891	26.40%

Collateralized Mortgage Obligations	United States	531,412,212	15.92
	Ireland	23,724,330	0.71
	United Kingdom	21,791,914	0.65
	Cayman Islands	4,558,031	0.14

Sub-total		581,486,487	17.42%

Foreign Government Bonds	France	137,344,702	4.12
	Brazil	70,594,000	2.12
	Ireland	64,953,132	1.95
	Japan	41,350,912	1.24
	Sweden	33,788,036	1.01
	Russia	29,165,921	0.87
	Argentina	28,297,482	0.85
	Philippines	24,643,175	0.74
	Spain	19,583,937	0.59
	Canada	18,432,353	0.55
	Mexico	17,793,101	0.53
	South Africa	15,368,575	0.46
	Germany	12,693,752	0.38
	Colombia	11,489,450	0.34
	Venezuela	7,046,140	0.21
	Peru	6,024,475	0.18
	Ecuador	5,749,550	0.17
	Barbados	4,244,363	0.13
	El Salvador	3,534,375	0.10
	Indonesia	1,613,519	0.05

Sub-total		553,710,950	16.59%

Asset-Backed Securities	United States	332,464,073	9.96
	Cayman Islands	73,135,687	2.19
	United Kingdom	67,415,042	2.02
	Ireland	7,451,129	0.23

Sub-total		480,465,931	14.40%

U.S. Treasury Obligations	United States	279,989,188	8.39%

Senior Loans	United States	248,114,298	7.43
	Canada	10,333,496	0.31
	United Kingdom	7,738,966	0.23
	Bermuda	3,895,573	0.12
	Singapore	2,609,263	0.08
	Norway	553,781	0.02

Sub-total		273,245,377	8.19%

U.S. Government Agency Mortgage			7.60%
Obligations	United States	253,870,786

Convertible Bonds	United States	2,159,625	0.06%

Short-Term Investments	United States	111,734,435	3.35%

Cash, Deposit and Other Assets (After		(80,084,305)	-2.40%
deduction of liabilities)

(Net Asset Value)		3,337,648,365	100.00%

Note 1:		Investment ratio is calculated by dividing each asset at its market value by the total Net
Asset Value of the Fund. The same applies hereinafter.
Note 2:		Dollar amount is translated for convenience at the rate of $1.00=yen 118.07 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 31, 2005). The same applies hereinafter.
Note 3:	In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount.
Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

(2)	Investment Assets

(a)	Names of Major Portfolio

Top 30 Holdings

										(As of the end of December 2005)

									Acquisition Cost	Current Value		Invest-

					Quantity	Interest		Per				ment
			Country		(Number of	Rate		Share	Total	Per Share	Total	ratio
Ranking		Name of Issue	of Issuance	Type	Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

				U.S. Treasury
	1.	U.S. Treasury Bonds 6 1/4s, May 15, 2030	United States	Obligations	79,772,000	6.25%	2030	1.18	94,504,274	1.24	99,079,313	3.0

		U.S. Treasury Bonds 6 1/4s, August 15,		U.S. Treasury
	2.	2023	United States	Obligations	77,090,000	6.25%	2023	1.04	80,544,126	1.19	92,074,369	2.8

				U.S.
				Government
		Federal National Mortgage Association		Agency
		Pass-Through Certificates 5 1/2s, TBA,		Mortgage
	3.	January 1, 2036	United States	Obligations	92,400,000	5.50%	2036	0.99	91,325,184	0.99	91,490,433	2.7

				Foreign
				Government
	4.	Ireland (Republic of) bonds 5s, 2013	Ireland	Bonds	49,300,000	5.00%	2013	1.37	67,786,431	1.32	64,953,132	1.9

				U.S.
		Federal National Mortgage Association		Government
		Pass-Through Certificates 5 1/2s, with due		Agency
		dates from November 1, 2030 to January 1,		Mortgage			2030 to
	5.	2036	United States	Obligations	53,959,944	5.50%	2036	0.98	52,997,929	0.99	53,445,642	1.6

		U.S. Treasury Bonds 7 1/2s, November 15,		U.S. Treasury
	6.	2016	United States	Obligations	37,950,000	7.50%	2016	1.20	45,603,217	1.26	47,692,478	1.4

				U.S.
				Government
		Federal National Mortgage Association		Agency
		Pass-Through Certificates 4 1/2s, TBA,		Mortgage
	7.	January 1, 2021	United States	Obligations	45,196,000	4.50%	2021	0.97	43,769,501	0.97	43,953,110	1.3

		U.S. Treasury Strip zero %, November 15,		U.S. Treasury
	8.	2024	United States	Obligations	98,235,000	0.00%	2024	0.35	34,031,614	0.42	41,143,028	1.2

				Foreign
				Government
	9.	France (Government of) bonds 4s, 2013	France	Bonds	32,000,000	4.00%	2013	1.19	37,996,130	1.24	39,703,322	1.2

				Foreign
		Sweden (Government of) debs. Ser. 1041, 6		Government
	10.	3/4s, 2014	Sweden	Bonds	215,045,000	6.75%	2014	0.14	30,697,787	0.16	33,788,036	1.0

									(As of the end of December 2005)

								Acquisition Cost	Current Value		Invest-

				Quantity	Interest		Per				ment
		Country		(Number of	Rate		Share	Total	Per Share	Total	ratio
Ranking	Name of Issue	of Issuance	Type	Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

			Foreign
	France (Government of) OATe bonds 3s,		Government
11.	2012	France	Bonds	24,197,625	3.00%	2012	1.38	33,512,666	1.32	32,006,128	1.0

			Foreign
			Government
12.	France (Government of) bonds 5 1/2s, 2010	France	Bonds	22,675,000	5.50%	2010	1.15	26,129,256	1.31	29,644,499	0.9

			Foreign
			Government
13.	Argentina (Republic of) FRB 4.005s, 2012	Argentina	Bonds	32,235,000	4.01%	2012	0.89	28,640,873	0.88	28,297,482	0.8

			Foreign
			Government
14.	France (Government of) bonds 5 3/4s, 2032	France	Bonds	17,480,000	5.75%	2032	1.40	24,387,796	1.61	28,130,412	0.8

			Foreign
	Brazil (Federal Republic of) bonds 10 1/2s,		Government
15.	2014	Brazil	Bonds	21,900,000	10.50%	2014	1.16	25,316,145	1.23	26,827,500	0.8

	Green Tree Financial Corp. Ser. 99-5, Class		Asset-backed
16.	A5, 7.86s, 2030	United States	Securities	30,084,000	7.86%	2030	0.90	27,064,685	0.88	26,592,801	0.8

			Foreign
	Philippines (Republic of) bonds 9 1/2s,		Government
17.	2024	Philippines	Bonds	21,290,000	9.50%	2024	1.08	22,907,053	1.16	24,643,175	0.7

			Foreign
	Japan (Government of) 30 yr bonds Ser. 20,		Government
18.	2 1/2s, 2035	Japan	Bonds	2,775,000,000	2.50%	2035	0.01	24,101,471	0.01	24,474,367	0.7

			Collaterized
			Mortgage
19.	Freddie Mac Ser. 231, PO, zero %, 2035	United States	Obligations	30,850,423	0.00%	2035	0.74	22,980,965	0.75	23,289,003	0.7

	Conseco Finance Securitizations Corp. Ser.		Asset-backed
20.	01-3, Class A4, 6.91s, 2033	United States	Securities	23,474,000	6.91%	2033	0.97	22,809,585	0.97	22,671,846	0.7

	Conseco Finance Securitizations Corp. Ser.		Asset-backed
21.	00-4, Class A6, 8.31s, 2032	United States	Securities	26,321,000	8.31%	2032	0.96	25,349,816	0.85	22,362,322	0.7

	Russia (Federation of) unsub.		Foreign
	stepped-coupon 5s (7 1/2s, 3/31/07), 2030		Government
22.	(STP)	Russia	Bonds	19,484,975	5.00%	2030	1.14	22,290,156	1.13	21,969,309	0.7

			U.S.
			Government
	Federal National Mortgage Association		Agency
	Pass-Through Certificates 6s, TBA, January		Mortgage
23.	1, 2036	United States	Obligations	21,100,000	6.00%	2036	1.01	21,296,988	1.01	21,289,571	0.6

			Foreign
			Government
24.	Spain (Kingdom of) bonds 5s, 2012	Spain	Bonds	15,000,000	5.00%	2012	1.36	20,470,687	1.31	19,583,937	0.6

									(As of the end of December 2005)

								Acquisition Cost	Current Value		Invest-

				Quantity	Interest		Per				ment
		Country		(Number of	Rate		Share	Total	Per Share	Total	ratio
Ranking	Name of Issue	of Issuance	Type	Shares)	(%)	Maturity	(U.S.$)	(U.S.$)	(U.S.$)	(U.S.$)	(%)

			Collaterized
			Mortgage
25.	Freddie Mac Ser. 228, PO, zero %, 2035	United States	Obligations	21,833,327	0.00%	2035	0.78	17,084,827	0.79	17,205,736	0.5

			Foreign
	Japan (Government of) bonds Ser. 5, 0.8s,		Government
26.	2015	Japan	Bonds	1,980,000,000	0.80%	2015	0.01	17,949,207	0.01	16,683,778	0.5

			U.S.
			Government
	Federal National Mortgage Association		Agency
	Pass-Through Certificates 4s, with due		Mortgage			2019 to
27.	dates from May 1, 2019 to October 1, 2020	United States	Obligations	17,476,157	4.00%	2020	0.96	16,730,908	0.95	16,670,077	0.5

			Collaterized
			Mortgage
28.	Freddie Mac Ser. 227, PO, zero %, 2034	United States	Obligations	22,255,677	0.00%	2034	0.70	15,669,388	0.73	16,287,763	0.5

	Federal Home Loan Mortgage Corp.		Collaterized
	Structured Pass-Through Securities Ser.		Mortgage
29.	T-60, Class 1A2, 7s, 2044	United States	Obligations	15,637,372	7.00%	2044	1.05	16,454,058	1.04	16,265,302	0.5

			Foreign
	Brazil (Federal Republic of) notes 11s,		Government
30.	2012	Brazil	Bonds	12,685,000	11.00%	2012	1.17	14,853,606	1.22	15,475,700	0.5

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(a) Record of Changes in Net Assets

Class C Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December, 2005 is as follows:

	Total Net Asset Value			Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)		Dollar	Yen

5th Fiscal Year	6,301	744	10.75	(11.35)	1,269.25	(1,340.09)
(September 30, 1999)

6th Fiscal Year	12,441	1,469	10.11	(10.98)	1,193.69	(1,296.41)
(September 30, 2000)

7th Fiscal Year	18,589	2,195	9.24	(10.07)	1,090.97	(1,188.96)
(September 30, 2001)

8th Fiscal Year	26,673	3,149	8.86	(9.58)	1,046.10	(1,131.11)
(September 30, 2002)

9th Fiscal Year	237,437	28,034	9.80	(10.46)	1,157.09	(1,235.01)
(September 30, 2003)

10th Fiscal Year	265,151	31,306	10.04	(10.64)	1,185.42	(1,256.26)
(September 30, 2004)

11th Fiscal Year	226,005	26,684	10.14	(10.61)	1,197.23	(1,252.72)
(September 30, 2005)

2005 end of January	235,203	27,770	10.25	(10.29)	1,210.22	(1,214.94)
February	235,133	27,762	10.27	(10.31)	1,212.58	(1,217.30)
March	227,769	26,893	10.08	(10.12)	1,190.15	(1,194.87)
April	230,009	27,157	10.11	(10.15)	1,193.69	(1,198.41)
May	235,106	27,759	10.18	(10.22)	1,201.95	(1,206.68)
June	241,743	28,543	10.22	(10.26)	1,206.68	(1,211.40)
July	238,189	28,123	10.20	(10.24)	1,204.31	(1,209.04)
August	238,630	28,175	10.24	(10.28)	1,209.04	(1,213.76)
September	226,005	26,684	10.14	(10.18)	1,197.23	(1,201.95)
October	213,769	25,240	10.02	(10.06)	1,183.06	(1,187.78)
November	200,058	23,621	10.01	(10.05)	1,181.88	(1,186.60)
December	188,613	22,270	9.85	(10.11)	1,162.99	(1,193.69)

(Note 1)	Operations of Class C Shares were commenced on February 1, 1999.
(Note 2)	Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

Class M Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December, 2005 is as follows:

	Total Net Asset Value			Net Asset Value per Share

	Dollar	Yen
	(thousands)	(millions)		Dollar	Yen

1st Fiscal Year	14,751	1,742	11.97	(12.75)	1,413.30	(1,505.39)
(September 30, 1995)

2nd Fiscal Year	46,327	5,470	12.27	(13.14)	1,448.72	(1,551.44)
(September 30, 1996)

3rd Fiscal Year	513,351	60,611	12.67	(13.52)	1,495.95	(1,596.31)
(September 30, 1997)

4th Fiscal Year	1,019,477	120,370	11.62	(12.45)	1,371.97	(1,469.97)
(September 30, 1998)

5th Fiscal Year	1,066,821	125,960	10.73	(11.63)	1,266.89	(1,373.15)
(September 30, 1999)

6th Fiscal Year	1,022,625	120,741	10.09	(11.02)	1,191.33	(1,301.13)
(September 30, 2000)

7th Fiscal Year	1,368,935	161,630	9.22	(10.10)	1,088.61	(1,192.51)
(September 30, 2001)

8th Fiscal Year	2,258,273	266,634	8.83	(9.60)	1,042.56	(1,133.47)
(September 30, 2002)

9th Fiscal Year	3,004,689	354,764	9.78	(10.48)	1,154.72	(1,237.37)
(September 30, 2003)

10th Fiscal Year	3,174,449	374,807	10.02	(10.67)	1,183.06	(1,259.81)
(September 30, 2004)

11th Fiscal Year	1,898,276	224,129	10.11	(10.63)	1,193.69	(1,255.08)
(September 30, 2005)

2005 end of January	3,096,687	365,626	10.23	(10.27)	1,207.86	(1,212.58)
February	3,062,513	361,591	10.24	(10.28)	1,209.04	(1,213.76)
March	2,931,174	346,084	10.06	(10.10)	1,187.78	(1,192.51)
April	2,819,516	332,900	10.09	(10.13)	1,191.33	(1,196.05)
May	2,677,758	316,163	10.15	(10.19)	1,198.41	(1,203.13)
June	2,510,068	296,364	10.19	(10.23)	1,203.13	(1,207.86)
July	2,333,409	275,506	10.17	(10.21)	1,200.77	(1,205.49)
August	2,208,469	260,754	10.22	(10.26)	1,206.68	(1,211.40)
September	1,898,276	224,129	10.11	(10.15)	1,193.69	(1,198.41)
October	1,723,714	203,519	10.00	(10.04)	1,180.70	(1,185.42)
November	1,585,455	187,195	9.99	(10.03)	1,179.52	(1,184.24)
December	1,445,280	170,644	9.83	(10.09)	1,160.63	(1,191.33)

(b) Record of Distributions Paid Class C Shares

	Amount paid from		Amount paid from
	Net Investment Income		Return of Capital		Amount of Dividend
Period	per Share		per Share		paid per Share

5th Fiscal Year
(2/1/99-9/30/99)	$0.60	(70.84)	-*	-	$0.60	(70.84)

6th Fiscal Year
(10/1/99-9/30/00)	$0.87	(102.72)	-*	-	$0.87	(102.72)

7th Fiscal Year
(10/1/00-9/30/01)	$0.63	(74.38)	$0.20	(23.61)	$0.83	(98.00)

8th Fiscal Year
(10/1/01-9/30/02)	$0.68	(80.29)	$0.04	(4.72)	$0.72	(85.01)

9th Fiscal Year
(10/1/02-9/30/03)	$0.66	(77.93)	-	-	$0.66	(77.93)

10th Fiscal Year
(10/1/03-9/30/04)	$0.60	(70.84)	-	-	$0.60	(70.84)

11th Fiscal Year
(10/1/04-9/30/05)	$0.47	(55.49)	-	-	$0.47	(55.49)

* Amount represents less than $0.01 per Share.

(Note) Record of distribution paid and NAV on the ex-dividend date from January 2005 to December 2005 are as follows:

		Dividend		NAV on the ex-dividend date

Month/Year	Dollar		Yen	Dollar

2005 end of January	0.035		4.13	10.19
February	0.035		4.13	10.29
March	0.036		4.25	10.20
April	0.035		4.13	10.10
May	0.036		4.25	10.07
June	0.036		4.25	10.17
July	0.035		4.13	10.17
August	0.035		4.13	10.17
September	0.036		4.25	10.20
October	0.035		4.13	10.02
November	0.036		4.25	9.99
December	0.257		30.34	9.77

Class M Shares

			Amount of		Amount paid
	Amount paid from		Profit		from		Amount of Dividend
	Net Investment		Distributed		Return of Capital		paid
Period	Income per Share		per Share		per Share		per Share

(12/1/94 -9/30/95)	$0.65	(76.75)	-	-	$0.13	(15.35)	$0.78	(92.09)

2nd Fiscal Year
(10/1/95-9/30/96)	$0.87	(102.72)	-	-	-	-	$0.87	(102.72)

3rd Fiscal Year
(10/1/96-9/30/97)	$0.85	(100.36)	-	-	-	-	$0.85	(100.36)

4th Fiscal Year
(10/1/97-9/30/98)	$0.67	(79.11)	$0.16	(18.89)	-	-	$0.83	(98.00)

5th Fiscal Year
(10/1/98-9/30/99)	$0.89	(105.08)	-	-	$0.01	(1.18)	$0.90	(106.26)

6th Fiscal Year
(10/1/99-9/30/00)	$0.93	(109.81)	-	-	-*	-	$0.93	(109.81)

7th Fiscal Year
(10/1/00-9/30/01)	$0.67	(79.11)	-	-	$0.21	(24.79)	$0.88	(103.90)

8th Fiscal Year
(10/1/01-9/30/02)	$0.72	(85.01)	-	-	$0.05	(5.90)	$0.77	(90.91)

9th Fiscal Year
(10/1/02-9/30/03)	$0.70	(82.65)	-	-	-	-	$0.70	(82.65)

10th Fiscal Year
(10/1/03-9/30/04)	$0.65	(76.75)	-	-	-	-	$0.65	(76.75)

11th Fiscal Year
(10/1/04-9/30/05)	$0.52	(61.40)	-	-	-	-	$0.52	(61.40)

*	Amount represents less than $0.01 per Share.

(Note)	Record of distribution paid and NAV on the ex-dividend date from January 2005 to
December 2005 are as follows:

						NAV on the ex-dividend
			Dividend				date

Month/Year		Dollar			Yen		Dollar

2005 end of	January	0.040			4.72		10.16
	February	0.040			4.72		10.26
	March	0.040			4.72		10.18
	April	0.040			4.72		10.07
	May	0.040			4.72		10.04
	June	0.040			4.72		10.15
	July	0.040			4.72		10.14
	August	0.040			4.72		10.14
	September	0.040			4.72		10.17
	October	0.040			4.72		10.00
	November	0.040			4.72		9.96
	December	0.261			30.82		9.74

(c) Record of Changes in Annual Return

Class C Shares

Fiscal Year	Annual Return (%)

5th Fiscal Year
(from February 1,1999 to September 30, 1999)	-1.40%

6th Fiscal Year
(from October 1,1999 to September 30, 2000)	2.22%

7th Fiscal Year
(from October 1, 2000 to September 30, 2001)	-0.50%

8th Fiscal Year
(from October 1,2001 to September 30, 2002)	3.72%

9th Fiscal Year
(from October 1, 2002 to September 30,2003)	18.70%

10th Fiscal Year
(from October 1, 2003 to September 30, 2004)	8.87%

11th Fiscal Year
(from October 1, 2004 to September 30, 2005)	5.71%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 5th fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 5th fiscal year, Beginning NAV means net asset value per share as of February 1, 1999.

Class M Shares

	Fiscal Year	Annual Return (%)

	1st Fiscal Year
(from December 1, 1994 to September 30, 1995)		12.90%

	2nd Fiscal Year
(from October 1,1995 to September 30,	1996)	10.12%

	3rd Fiscal Year
(from October 1,1996 to September 30,	1997)	10.59%

	4th Fiscal Year
(from October 1,1997 to September 30,	1998)	-1.97%

	5th Fiscal Year
(from October 1,1998 to September 30,	1999)	0.09%

	6th Fiscal Year
(from October 1,1999 to September 30,	2000)	2.74%

	7th Fiscal Year
(from October 1, 2000 to September 30, 2001)		-0.02%

	8th Fiscal Year
(from October 1,2001 to September 30,	2002)	4.13%

	9th Fiscal Year

		Fiscal Year	Annual Return (%)

(from October 1, 2002 to September	30,	2003)	19.37%

	10th Fiscal Year
(from October 1, 2003 to September	30,	2004)	9.43%

	11th Fiscal Year
(from October 1, 2004 to September	30,	2005)	6.19%

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 1st fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 1st fiscal year, Beginning NAV means net asset value per share as of December 1, 1994.

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST UNITS

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to Distributor or Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund will hold a shareholders’ meeting at which the Board of Trustees will be elected at least every five years beginning in 2004.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II.	DETAILED INFORMATION ON THE FUND
I.	ADDITIONAL INFORMATION ON THE FUND
1.	History of the Fund:
	August 11, 1988:	Organization of the Fund as a Massachusetts
business trust. Adoption of the Agreement and
Declaration of Trust.
	September 7, 1988:	Adoption of the Amended and Restated
Agreement and Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and

Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986 The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

3. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (SALES), ETC.

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor’s financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the NYSE for investors’ shares to be bought at that day’s offering price.

Investors residing in the U.S. can buy shares:

- Through a financial advisor

Investors' advisors will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for their services.

- Through systematic investing

Investors can make regular investments of $25 or more per month through automatic deductions from investors’ bank checking or savings account. Application forms are available through investor’s advisor or Putnam Investor Services at 1-800-225-1581.

- *Subsequent investments via the Internet. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com. For more information, contact the investor’s advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount the investor wishes to invest, payable to the Fund. The investor should return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor’s Fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor’s account, the Fund reserves the right to close the investor’s account.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

- 52 - Sales of Class C shares in the United States

- No initial sales charge; your entire investment goes to work immediately

- Deferred sales charge of 1.00% if shares are sold within one year of purchase

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Sales of Class M shares in the United States

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or class C shares because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares*

	Class M sales charge
	as a percentage of:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 but under 1,000,000	1.01	1.00

1,000,000 and above	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investments.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 2005, Putnam Retail Management L.P. received $6,069 and $8,698,143 in sales charges for Class C Shares and Class M Shares, respectively, of which it retained no monies and $636,558 for Class C Shares and Class M Shares, respectively.

Payments to dealers. Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealer who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

b. Sales in Japan

Not applicable since the Fund currently does not accept any subscription.

2. PROCEDURES FOR REPURCHASE, ETC.

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the NYSE is open, either through investors’ financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 5 days or less (including if an investor purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, and redemptions of shares purchased in connection with loan repayment. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund’s short-term trading fee.

Selling shares through investors’ financial advisor

An investor’s advisor must receive the investors’ request in proper form before the close of regular trading on the NYSE for them to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Investor’s advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for his or her services.

Selling shares directly to the Fund

Putnam Investor Services must receive an investor’s request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

By telephone

Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investor’s shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Payment information.

The Fund generally sends investors payment for investor’s shares the business day after investor’s request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities law.

Redemption by the Fund

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without investors’ permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of Class M shares without a contingent deferred sales charge. If Shareholders in Japan request repurchase of Class C Shares, CDSC calculated in accordance with the following schedule will be assessed:

Year after purchase	1	2	3	4	5	6+

Charge	4%	4%	3%	2%	1%	0%

Consumption Tax will not be imposed on CDSC.

Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or Sales Handling Company on a Fund Business Day that is business day of securities companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, less, in the case of Class C shares, any applicable deferred sales charge. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Agreements (on and after June 1, 1997, the Contracts) or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(A) Valuation of assets:

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the NYSE which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

The funds may also value their assets at fair value under other circumstances pursuant to procedures approved by the Trustees.

(B) Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D) Fiscal Year: The accounts of the Fund will be closed each year on 30th September.

(E) Miscellaneous:

a. Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders. b. Agreement and Declaration of Trust: Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The procedures concerning the changes of contracts between the related companies:

(i) Management Contract

Either party hereto may at any time terminate Management contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or if (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called off the purpose of voting on continuance of the contract, then the contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon or the expiration of one year from the effective date of the last such continuance, which ever is later.

(ii) Custodian Agreement

Custody Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than thirty (30) days after the date of mailing; provided, that either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

The agreement is executed and delivered in The Commonwealth of  Massachusetts and shall be governed by and construed according to the internal laws of said Commonwealth, without regard to principles of conflicts of law.

(iii) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement takes effect upon its execution and remains in full force and effect until terminated as hereinafter provided. The Investor Servicing Agreement may be amended at any time by mutual agreement of the parties hereto. It may be terminated by the Fund upon 90 days’ written notice to PFTC and by PFTC upon six months’ written notice to the Fund.

The Investor Servicing Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(v) Agent Securities Company Agreement

Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

The agreement shall be governed by and construed in accordance with the laws of Japan.

(vi) Japan Dealer Sales Contract

Either party to Japan Dealer Sales Contract may terminate the contract , without cause, upon 30 days’ written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party. The contract and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of The Commonwealth of Massaschusetts.

2. Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or the electronic disclosure system (EDINET) concerning the disclosure documents of the Annual Securities Report, etc. under the Securities and Exchange Law of Japan.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Kofu Mokuromisho" or "Prospectus to be delivered") the contents of which are substantially identical with Part I and Part II of the securities registration statements. Moreover, the Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Seikyu Mokuromisho" or "Prospectus to be delivered, if requested") the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospecutuses. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the reading room of Kanto Local Finance Bureau of the Ministry of Finance or EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Fund conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and

Investment Companies (the Law No.198, 1951) (hereinafter referred to the “Investment Trusts Law”). In addition, if the Fund amends the Management Regulations of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Fund makes any amendment to the Management Regulations of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the unitholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

3. Rights of Shareholders,etc.:

(A) Rights of Shareholders:

The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income once a month and any net realized capital gains at least once a year.

Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net-long term capital gains distributions in additional shares without a sales charge; or

- Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B) Foreign Exchange Control in U.S.A.:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(C) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi, 1-chome
Chiyoda-ku, Tokyo

(D) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (C)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights

The financial highlights tables are intended to help investors understand the Fund’s recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information for the years ended September 30, 2005, 2004, 2003, 2002 and 2001 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP. Its report and fund’s financial statements are included in the Fund's annual report to shareholders, which is available upon request.

[The following financial documents are omitted here.]

[In Japanese version, the following financial documents and Japanese translations thereof are incorporated here.]

Statement of assets and liabilities, September 30, 2005
Statement of operations, Year ended September 30, 2005
Statement of changes in net assets, Year ended September 30, 2005
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements, September 30, 2005
The fund’s Portfolio, September 30, 2005
Statement of assets and liabilities, September 30, 2004
Statement of operations, Year ended September 30, 2004
Statement of changes in net assets, Year ended September 30, 2004
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements, September 30, 2004

2.	CONDITION OF THE FUND

				(As of the end of
	Statement of Net Assets			December, 2005)

				JPY
			USD (except d)	(in thousands, except d, e)

a.	Total Assets		$9,467,031,164	1,117,772,370

b.	Total Liabilities		$6,129,382,799	723,696,227

c.	Total Net Assets
	(a-b)		$3,337,648,365	394,076,142

d.	Total Number of Shares	Class A	133,780,601	Shares
	Outstanding	Class B	36,454,952	Shares
		Class C	19,142,487	Shares
		Class M	147,062,147	Shares
		Class R	60,711	Shares
		Class Y	1,836,962	Shares

e.	Net Asset Value	Class A	$9.91	1,170.07
	per Share	Class B	$9.84	1,161.81
		Class C	$9.85	1,162.99
		Class M	$9.83	1,160.63
		Class R	$9.90	1,168.89
		Class Y	$9.92	1,171.25

V. RECORD OF SALES AND REPURCHASES

Class C Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class C shares of the Fund as of the end of such Fiscal Years are as follows:

		Number of	Number of
	Number of	Shares	Outstanding
	Shares Sold	Repurchased	Shares

5th Fiscal Year	710,829	124,490	586,339
(2/1/99-9/30/99)	(0)	(0)	(0)

6th Fiscal Year	998,953	354,197	1,231,095
(10/1/99-9/30/00)	(0)	(0)	(0)

7th Fiscal Year	1,368,478	586,748	2,012,825
(10/1/00-9/30/01)	(0)	(0)	(0)

8th Fiscal Year	3,226,584	2,227,693	3,011,716
(10/1/01-9/30/02)	(0)	(0)	(0)

9th Fiscal Year	22,602,652	1,382,070	24,232,298
(10/1/02-9/30/03)	(19,448,410)	(77,860)	(19,370,550)

10th Fiscal Year	13,675,769	11,497,122	26,410,945
(10/1/03-9/30/04)	(11,337,280)	(8,721,270)	(21,986,560)

11th Fiscal Year	8,888,624	13,003,377	22,296,192
(10/1/04-9/30/05)	(6,997,040)	(10,910,120)	(18,073,480)

Note 1:	The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class C Shares are sold in Japan from February 24, 2003.
Note 2:	Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into
Putnam Diversified Income Trust.

Class M Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

		Number of	Number of
	Number of	Shares	Outstanding
	Shares Sold	Repurchased	Shares

1st Fiscal Year	1,363,277	131,265	1,232,012
(12/1/94-9/30/95)	(0)	(0)	(0)

2nd Fiscal Year	3,470,806	925,979	3,776,839
(10/1/95-9/30/96)	(0)	(0)	(0)

3rd Fiscal Year	38,906,817	2,156,006	40,527,650
(10/1/96-9/30/97)	(34,927,970)	(344,600)	(34,583,370)

			Number of	Number of
		Number of	Shares	Outstanding
		Shares Sold	Repurchased	Shares

4th	Fiscal Year	82,811,002	35,639,555	87,699,097
(10/1/97-9/30/98)		(79,771,290)	(33,361,320)	(80,993,340)

5th	Fiscal Year	65,746,653	53,993,131	99,452,619
(10/1/98-9/30/99)		(63,773,260)	(51,272,070)	(93,494,530)

6th	Fiscal Year	41,862,440	39,930,463	101,384,596
(10/1/99-9/30/00)		(39,925,850)	(36,831,790)	(96,588,590)

7th	Fiscal Year	84,362,404	37,207,162	148,539,838
(10/1/00-9/30/01)		(82,481,330)	(34,815,130)	(144,254,790)

8th	Fiscal Year	132,245,660	25,169,014	255,616,484
(10/1/01-9/30/02)		(129,769,150)	(22,550,670)	(251,473,270)

9th	Fiscal Year	103,231,937	51,617,010	307,231,411
(10/1/02-9/30/03)		(101,428,910)	(49,702,570)	(303,199,610)

10th Fiscal Year		124,099,286	114,513,916	316,816,781
(10/1/03-9/30/04)		(123,299,165)	(112,588,660)	(313,910,115)

11th Fiscal Year		25,984,419	155,063,889	187,737,311
(10/1/04-9/30/05)		(25,508,390)	(154,184,445)	(185,234,060)

Note 1:	The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class M Shares are sold in Japan from May 28, 1997.
Note 2:	Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into
Putnam Diversified Income Trust.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Fund

(1) Outline of the Fund

(A) Amount of Capital Stock

Not applicable.

(B) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholders approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Fund’s shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

(2) Description of Business and Outline of Operation

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.

Putnam Investment Management LLC has retained its affiliate, Putnam Investments Limited, to manage a separate portion of the assets of the Fund subject to its supervision.

(3) Financial Conditions of the Fund

Same as “IV Financial Conditions of the Fund” in “PART II DETAILED INFORMATION ON THE FUND.”

(4) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(B) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(C) Litigation and Other Significant Events

Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fiscal year end of the Fund is September 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, LLC (Investment Management Company) (1) Outline of the Investment Management Company Amount of Capital

(1).	Amount of member’s equity (as of the end of December, 2005)
$68,054,635*

(2). Member’s equity for the past five years:

Year	Member’s Equity
End of 2001	$170,497,323
End of 2002	$138,739,094
End of 2003	$144,486,000
End of 2004+	-$9,155,466
End of 2005	$68,054,635*

* This figure is unaudited.

+ During 2004, Putnam Investment Management accrued $223,524,388 of regulatory settlements. This, along with net intercompany transactions with the Parent and its affiliates resulted in the decrease. Net income for the year ended December 31, 2004 was $89,819,256. This was offset by $243,460,758 of net intercompany transactions, which are factored as a reduction of Members’ Equity.

Structure of the Management of the Company

Investment Management Company is ultimately managed by its managing members. The Sub-Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet at least 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Investment Management Company's Core Fixed-Income Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

Investment Management Company has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages. PIL provides a full range of international investment advisory services to institutional and retail clients.

Investment management teams. Investment Management Company and PIL’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed Income and Core Fixed Income High Yield Teams manage the Fund’s investments. The names of all team members can be found at www.putnam.com.

(2) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December 2005, Investment Management Company managed, advised, and/or administered the following 108 funds and fund portfolios (having an aggregate net asset value of about US$126.06 billion:)

		(As of the end of December, 2005)

Country name
where the fund is	Principal Characteristics	Number of	Total Net Assets
established or		Funds	($million)
managed

	Closed End Type Bond Fund	12	US$4,490.37

United States	Open End Type Balanced Fund	13	US$34,490.95

	Open End Type Bond Fund	32	US$28,253.28

	Open End Type Equity Fund	51*	US$58,821.57

* May include one or more funds whose portfolios become more conservative over time by increasing their bond allocations.

(3) Financial Conditions of the Investment Management Company

[Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

(4) Restrictions on Transactions with Interested Parties

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(B) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

(D) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the law of the State of Delaware, by appropriate shareholders' vote.

b. Under the General Corporation Law of the law of the State of Delaware, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

d. The fiscal year end of the Investment Management Company is December 31.

(E) Litigation, etc.

Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

II. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital U.S. $59,574,536* (approximately ¥7.03 billion) as of the end of December, 2005

* This figure is unaudited.

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC, parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception, and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B) Putnam Retail Management L.P. (the Principal Underwriter)

(1) Amount of Capital

U.S.$115,167,727* (approximately ¥13.60 billion) as of the end of December, 2005

* This figure is unaudited.

(2) Description of Business

Putnam Retail Management L.P. is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management L.P. provides marketing services to the Fund.

(C) SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital ¥ 27,270 million as of the end of December, 2005

(2) Description of Business

SMBC Friend Securities Co., Ltd is a securities company in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J, T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund - European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital

U.S. $15,443,711* (approximately JPY 1.823 billion) as of the end of December, 2005

* This figure is unaudited.

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC. PIL provides a full range of international investment advisory services to institutional and retail clients.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund’s assets as determined by Putnam Investment Management, LLC.

(E) Capital Relationships

100% of the shares of Putnam Investment Management, LLC and Putnam Investments Limited are held by Putnam LLC.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important United States federal (and, where noted, state) income tax consequences affecting the Fund’s shareholders who are not treated as “United States persons” under the Internal Revenue Code of 1986, as amended (the “Code”), and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as “non-U.S. shareholders.” Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund’s Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 38 of the Annual Report. for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as long as it qualifies as a regulated investment company under the Code, under present Massachusetts law the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:,

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses., or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Capital Gain Dividends are made after applying any available capital loss carryovers.

The fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the fund in "passive non-U.S. investment companies" could subject the fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund."

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of United States federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty that recently entered into force. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (all defined below) will generally not be subject to withholding of United States federal income tax. Special tax rules apply to distributions by the Fund to non-U.S. shareholders of gain attributable to U.S. real property interests (“FIRPTA Distributions”).

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on properly designated distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months (a “Capital Gain Dividend”). However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described below) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by non-U.S. shareholders.

Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an “Interest-Related Dividend”), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “Short-Term Capital Gain dividend”).

Special rules apply to the tax treatment of distributions from a Fund that are paid to a non-U.S. shareholder and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) “U.S. real property interests” with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Generally effective for taxable years of RICs beginning after December 31, 2004 and to dividends paid or deemed paid on or before December 31, 2007, distributions to non-U.S. shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those non-U.S. shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of United States federal income tax.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF (for the Fund's accounting period from October 1, 2004 to September 30, 2005).

December 28, 2004:	Extraordinary Report
February 22, 2005:	Securities Registration Statement
Annual Securities Report (the Tenth term)
June 30, 2005:	Semi-annual Report (during the Eleventh term)
Amendment to Securities Registration Statement